SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

LSI Industries Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

On September 14, 2023, LSI Industries Inc. filed its Definitive Proxy Statement with the Securities and Exchange Commission. The Proxy Statement was filed in connection with our 2023 Annual Meeting of Shareholders to be held on November 1, 2023.

This supplement to the Proxy Statement is being filed to add a fourth proposal inserted as Proposal No. 4, which is an advisory vote on the frequency of holding an advisory vote on the compensation of our named executive officers, which is required by SEC rules to be included every six years regardless of a company’s frequency of holding “say-on-pay” votes historically. We are asking our shareholders to vote, on an advisory and non-binding basis, with respect to the frequency of holding of an advisory vote on executive compensation, as described in this Supplement to Proxy Statement dated October 4, 2023. The Board of Directors recommends that the Company continue to hold such an advisory vote on an annual basis and that the shareholders therefore vote for a frequency of “1 YEAR”.

This Supplement includes (i) the updated Notice of Annual Meeting of Shareholders reflecting the addition of Proposal No. 4; (ii) the Supplement, which adds Proposal No. 4 to the Proxy Statement; and (iii) the amended proxy card to be distributed to the Company’s shareholders reflecting the addition of Proposal No. 4. No other changes are being made to the Proxy Statement.

Notice of Annual Meeting of Shareholders

To Our Shareholders:

You are invited to participate in the Annual Meeting of Shareholders of LSI Industries Inc. on Wednesday, November 1, 2023, at 9:00 a.m., Eastern Standard Time. We will conduct the Annual Meeting via a live webcast. There will not be an option for you to attend the Annual Meeting in person. You will be able to participate in the Annual Meeting and vote your shares electronically during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/LYTS2023 and entering the 16-digit control number provided in your proxy materials. Only shareholders who owned stock of record at the close of business on September 6, 2023 can vote at this meeting or any adjournments or postponements thereof that may take place.

At the Annual Meeting we will consider and act upon the following matters as more fully described in the Proxy Statement and the Supplement to the Proxy Statement:

●	Election as members of the Board of Directors the seven nominees named in the Proxy Statement;

●	Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal 2024;

●	Approval, on an advisory basis, the compensation of the Company’s named executive officers; and

●

Non-binding, advisory vote of the Company’s shareholders regarding the frequency with which shareholders shall have the advisory, non-binding say-on-pay vote on compensation paid to our named executive officers.

In accordance with Securities and Exchange Commission rules, we are furnishing these proxy materials and our Annual Report on Form 10-K for fiscal 2023 via the Internet. On September 14, 2023, we mailed to shareholders as of the record date a notice with instructions on how to access our Annual Meeting materials and vote via the Internet, by mail, or by telephone.

Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Your vote is important to us. Whether or not you plan to participate in the Annual Meeting, we encourage you to review the accompanying proxy statement for information relating to each of the proposals and to cast your vote promptly.

By Order of the Board of Directors,

/s/ Wilfred T. O’Gara

Wilfred T. O’Gara,

Chairman of the Board

Supplement to the Proxy Statement for the 2023 Annual Meeting of Shareholders

to be held Wednesday, November 1, 2023

We are furnishing this Supplement to our Proxy Statement in connection with the solicitation of proxies by the Board of Directors of LSI Industries Inc. for our Annual Meeting of Shareholders (the “Annual Meeting”) to be held via live webcast on Wednesday, November 1, 2023, at 9:00 a.m. (Eastern Standard Time), and any adjournment or postponement thereof. Online access is at www.virtualshareholdermeeting.com/LYTS2023. Shareholders of record as of the close of business on September 6, 2023 may vote and participate in the Annual Meeting using the 16-digit control number included in your Notice of Internet Availability of Proxy Materials or on your proxy card or by following the instructions contained in your proxy materials. A Notice of Internet Availability of Proxy Materials was first mailed or delivered on September 14, 2023.

On September 14, 2023, we filed our Proxy Statement relating to the Annual Meeting with the Securities and Exchange Commission and made it available to our shareholders on the Internet. Subsequent to that date, we determined that we had inadvertently omitted the required proposal to shareholders regarding the frequency of future advisory votes regarding the compensation of our named executive officers. This Supplement has been prepared to provide our shareholders with information regarding a new non-binding, advisory vote regarding the frequency with which the Company’s shareholders shall have the advisory, non-binding say-on-pay vote on compensation paid to its named executive officers. This Say-on-Frequency Proposal has been added to the Proxy Statement by this Supplement as Proposal No. 4.

This Supplement is being furnished to our shareholders of record as of the September 6, 2023 record date, pursuant to the accompanying Amended Notice of Annual Meeting of Shareholders. This Supplement and the Amended Notice of Annual Meeting of Shareholders supplement and amend the Notice of Annual Meeting of Shareholders and the Proxy Statement, each dated September 14, 2023, previously made available to our shareholders. This Supplement does not provide all of the information that is important to your decision at the Annual Meeting. Additional information is included in the Proxy Statement that was previously made available to our shareholders. We encourage you to carefully read this Supplement together with the Proxy Statement.

Shareholders of record are receiving the proxy card enclosed with this Supplement that includes the Say-On-Frequency Proposal under Proposal No. 4. Shareholders of record may vote on all four proposals by submitting the proxy card enclosed with this Supplement. Properly executed proxies that do not contain voting instructions for any item will be voted in accordance with the recommendations of the Board.

IT IS IMPORTANT TO INDICATE YOUR VOTE ON EACH PROPOSAL ON THE NEW PROXY CARD.

Except for the addition of Proposal No. 4, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Wednesday, November 1, 2023.

The Company’s 2023 Notice of Annual Meeting of Shareholders, as amended, the Company’s 2023 Proxy Statement, this Supplement to Proxy Statement, the form of Proxy Card, and the Company’s Annual Report to Shareholders for the year ended June 30, 2023 are also available at www.lsicorp.com.

PLEASE VOTE — YOUR VOTE IS IMPORTANT

FREQUENCY OF ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION – PROPOSAL NO. 4 ON THE PROXY CARD

In Proposal No. 3, shareholders are asked to cast a non-binding advisory vote with respect to the compensation of our named executive officers which is described in the section titled “Compensation Discussion and Analysis” and in the related compensation tables and narrative discussion in this Proxy Statement. This advisory vote is typically referred to as a “say-on-pay” vote. In this Proposal No. 4, the Board is also asking shareholders to cast a non-binding advisory vote on how frequently say-on-pay votes should be held in the future. Shareholders will be able to cast their votes on whether to hold say-on-pay votes every one, two or three years. Alternatively, you may abstain from casting a vote. The frequency receiving the greatest number of votes will be the frequency recommended by the shareholders. Abstentions and broker non-votes are not considered votes cast for any frequency.

The Board recommends that the advisory vote on executive compensation be held every year. An annual vote will allow our shareholders to provide us with regular input on the important subject of executive compensation and allow the Board and the Compensation Committee to consider any issue of concern to shareholders as promptly as possible. Although the vote on the frequency of advisory votes on executive compensation is not binding, the Compensation Committee and the Board will consider the result of the vote in determining what the frequency will be.

The alternative “1 YEAR,” “2 YEARS,” or “3 YEARS” receiving the greatest number of votes cast by the stockholders, a plurality, will be the stockholders’ non-binding choice as to the frequency of future “say-on-pay” votes. If you hold your shares through a broker, bank, trustee or other nominee and you do not instruct them on how to vote on this proposal, your broker or other nominee will not have authority to vote your shares. Abstentions and broker non-votes will not be counted in determining which alternative received the largest number of votes cast and will not affect the outcome of the vote on this proposal. For the advisory vote on the frequency of the “say-on-pay” vote, you may choose between “1 YEAR,” “2 YEARS,” or “3 YEARS” or abstain from voting.

The Board of Directors of the Company unanimously recommends that you vote for a frequency of “1 Year” on Proposal No. 4.

SOLICITATION OF PROXIES

If you have already voted and do not submit a new (amended) proxy card, your previously submitted proxy will be voted at the Annual Meeting with respect to all other proposals but will be considered an abstention in determining the outcome of Proposal 4. If you sign and return the enclosed proxy card, it will revoke and replace any previous proxy you have submitted, so it is important to indicate your vote on each proposal on the enclosed proxy card.

Your shares will be voted as specified on the enclosed proxy card. If a proxy card is signed without choices specified, those shares will be voted FOR the election of the directors as recommended by the Board, as stated in the Proxy Statement and in the Notice of Internet Availability of Proxy Materials, (Proposal No. 1), FOR the ratification of the Audit Committee’s selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2024 (Proposal No. 2), FOR the approval on an advisory basis of the compensation of named executive officers (Proposal No. 3), “1 YEAR” for the frequency of the advisory vote on named executive officer compensation (Proposal No. 4), and at the discretion of the proxies on any other matters.

You are encouraged to complete, sign and return the proxy card or vote your shares via the phone or internet even if you expect to participate in the meeting. If you sign a proxy card and deliver it to us, but then want to change your vote, you may revoke your proxy at any time prior to the Annual Meeting by sending us a written revocation or a new proxy.  If you participate in the live webcast, you may revoke your proxy and vote during the virtual meeting.

LSI INDUSTRIES INC.
ATTN: TOM CANERIS
10000 ALLIANCE RD.
CINCINNATI, OH 45242

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1 1

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 10/31/2023 for shares held directly and by 11:59 P.M. ET on 10/29/2023 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting - Go to **www.virtualshareholdermeeting.com/LYTS2023**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 10/31/2023 for shares held directly and by 11:59 P.M. ET on 10/29/2023 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

CONTROL # → 0000000000000000

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

02 0000000000

Nominees

01) Robert P. Beech
02) Ronald D. Brown
03) James A. Clark
04) Amy L. Hanson
05) Chantel E. Lenard
06) Ernest W. Marshall, Jr.
07) Wilfred T. O'Gara

The Board of Directors recommends you vote FOR proposals 2 and 3.	For	Against	Abstain
2. Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for fiscal 2024.	☐	☐	☐
3. Advisory vote on the compensation of the named executive officers as described in the Company's proxy statement (the "Say-on-Pay vote").	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:	1 year	2 years	3 years	Abstain
4. Advisory vote on the frequency of the advisory vote on named executive officer compensation.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

Please sign exactly as name appears hereon indicating, where proper, official position or representative capacity. In the case of joint holders, all should sign.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

0000620797_1 R1.0.0.6

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and AR/10K are available at www.proxyvote.com

LSI INDUSTRIES INC.
PROXY FOR ANNUAL MEETING
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder(s) of LSI Industries Inc. hereby appoint(s) **James A. Clark and James E. Galeese**, or any one of them, proxies of the undersigned, each with the power of substitution and re-substitution, as the case may be, to vote all shares of common stock which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of LSI Industries Inc. to be held virtually on November 1, 2023 at 9:00 a.m., Eastern Daylight Time at www.virtualshareholdermeeting.com/LYTS2023 and any continuation, postponement or adjournment of such meeting on the matters specified below and in their discretion with respect to such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Continued and to be signed on reverse side

0000620797_2 R1.0.0.6

LSI INDUSTRIES INC.
ATTN: TOM CANERIS
10000 ALLIANCE RD.
CINCINNATI, OH 45242

1 OF 2
322,224
148,294

Ricky Campana
P.O. Box 123456
Suite 500
51 Mercedes Way
Edgewood, NY 11717

30#

FLASHID-JOB#

Your **Vote** Counts!

LSI INDUSTRIES INC.

2023 Annual Meeting

Vote by October 31, 2023 11:59 PM ET. For shares held in a Plan, vote by October 29, 2023 11:59 PM ET.

You invested in LSI INDUSTRIES INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on November 01, 2023.**

Get informed before you vote

View the Notice & Proxy Statement, AR/10K online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 18, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control # XXXX XXXX XXXX XXXX

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

November 01, 2023
9:00 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/LYTS2023

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

SHARE CLASSES REPRESENTED FOR VOTING	
THE COMPANY NAME INC. - COMMON ASDFGHJKL	123456789.1234
THE COMPANY NAME INC. - CLASS A	123456789.1234
THE COMPANY NAME INC. - CLASS B	123456789.1234
THE COMPANY NAME INC. - CLASS C	123456789.1234
THE COMPANY NAME INC. - CLASS D	123456789.1234
THE COMPANY NAME INC. - CLASS E	123456789.1234
THE COMPANY NAME INC. - CLASS F	123456789.1234
THE COMPANY NAME INC. - 401 K	123456789.1234

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Robert P. Beech 04) Amy L. Hanson 07) Wilfred T. O'Gara 02) Ronald D. Brown 05) Chantel E. Lenard 03) James A. Clark 06) Ernest W. Marshall, Jr.	For
2. Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for fiscal 2024.	For
3. Advisory vote on the compensation of the named executive officers as described in the Company's proxy statement (the "Say-on-Pay vote").	For
4. Advisory vote on the frequency of the advisory vote on named executive officer compensation.	1 Year

NOTE: Such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

FLASHID-JOB#